January 10, 2019

PRESERVER ALTERNATIVE OPPORTUNITIES FUND

Institutional Shares (PAOIX)

Retail Shares (PAORX)

A Series of Capitol Series Trust

Supplement to Prospectus and Statement of Additional Information

dated December 31, 2018

Effective immediately all sales and acceptance of purchase orders for Retail Shares of the Preserver Alternative Opportunities Fund (the “Fund”), a series of Capitol Series Trust, shall be discontinued.

On or about February 12, 2019, all existing Retail Shares of the Fund will be converted into Institutional Shares of the Fund (the “Conversion”). There will be no fees charged in connection with the Conversion. After the Conversion, the Fund will each offer a single class of shares – Institutional Shares.

There are no tax consequences anticipated with the Conversion, and no action is necessary on your part to effect the Conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may continue to redeem their Retail Shares on each business day until the Conversion of the Retail Shares into the Institutional Shares on February 12, 2019.

Effective on February 12, 2019, the minimum initial investment amount for Institutional Shares of the Fund will be $2,000 and the minimum subsequent investment amount for Institutional Shares of the Fund will be $500. References in the Fund’s prospectus to Institutional Shares minimum investment amounts in the section titled “Purchase and Sale of Fund Shares” on page 13 and in the section titled “How to Buy Shares” on page 27 are hereby modified accordingly.

If you have any questions regarding the Fund, please call 1-844-838-2119.

Investors Should Retain this Supplement for Future Reference.